As filed with the Securities and Exchange Commission on December 16, 1998
                                                Registration No. 333-
                                                                     -----------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                              MICROLOG CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           VIRGINIA                                      52-0901291
 (State or other jurisdiction               (I.R.S. Employer Identification No.)
of incorporation or organization)

         20270 GOLDENROD LANE
         GERMANTOWN, MARYLAND                                         20876
(Address of Principal Executive Offices)                           (Zip Code)

                              MICROLOG CORPORATION
                    1989 NON-EMPLOYEE DIRECTOR NON-QUALIFIED
                   STOCK OPTION PLAN, AS AMENDED AND RESTATED
--------------------------------------------------------------------------------
                            (Full title of the plan)

                               RICHARD A. THOMPSON
                                    PRESIDENT
                              MICROLOG CORPORATION
                              20270 GOLDENROD LANE
                           GERMANTOWN, MARYLAND 20876
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

                                    Copy to:

                             STEVEN M. KAUFMAN, ESQ.
                             HOGAN & HARTSON L.L.P.
                           555 THIRTEENTH STREET, N.W.
                             WASHINGTON, D.C. 20004
                                 (202) 637-5736

                         CALCULATION OF REGISTRATION FEE

========================= ========================= ========================= =========================== =========================
                                                           Proposed                   Proposed
 Title of securities      Amount to be registered   maximum offering price        maximum aggregate              Amount of
   to be registered                                      per share (1)           offering price (1)        registration fee (1)
------------------------- ------------------------- ------------------------- --------------------------- -------------------------
    COMMON STOCK,
    PAR VALUE $.01                125,000(2)                  $1.03                      $128,907                   $36
      PER SHARE
========================= ========================= ========================= =========================== =========================

(1) Estimated pursuant to Rule 457(c) solely for purposes of calculating the amount of the registration fee, based on the average of the high and low prices per share of Microlog Corporation common stock, par value $.01 per share, on December 11, 1998, as reported on The Nasdaq National Market.

(2) As permitted by Rule 429 promulgated under the Securities Act of 1933, as amended, the prospectus related to this Registration Statement also covers 125,000 shares registered under Registration No. 333-2612 on Form S-8; filed with the Securities and Exchange Commission on March 21, 1996. The registration fee for such shares has previously been paid.

                           INCORPORATION BY REFERENCE

     Pursuant to General Instruction E to Form S-8, the contents of the Registration Statement filed by Microlog Corporation (the "Company") under Registration Number 333-2612 with respect to securities offered pursuant to the Company's 1989 Non-Employee Director Non-Qualified Stock Option Plan, as amended and restated (the "Plan"), are hereby incorporated by reference herein, and the opinions and consents listed below are annexed hereto:

     Exhibit
      Number      Description
      ------      -----------

        4.1 Microlog Corporation 1989 Non-Employee Director Non-Qualified Stock Option Plan, as amended and restated.

        4.2 Amended and Restated Articles of Incorporation of Registrant, as amended (incorporated by reference to an Exhibit to Registration Statement on Form S-1 (File No. 33-31710)).

        4.3. Bylaws of the Registrant, as amended (incorporated by reference to an Exhibit to Registration Statement on Form S-1 (File No. 33-31710)).

        4.4 Form of Common Stock Certificate (incorporated by reference to an Exhibit to Registration Statement on Form S-1 (File No. 33-31710)).

        5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the securities being registered.

        23.1    Consent of Price Waterhouse LLP.

        23.2 Consent of Hogan & Hartson L.L.P. (included in its opinion filed as Exhibit 5.1 hereto).

        24.1    Power of Attorney (included on signature pages).

        99.1 Article VII of the Bylaws of Microlog Corporation (incorporated by reference to Exhibit 99.1 to Registration Statement on Form S-8 (File No. 333-07981)).

        99.2    Sections 13.1-692.1,  13.1-697, 13.1-698, 13.1-702, 13.1-703 and
                13.1-704 of the Virginia Stock Corporation Act.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Germantown, State of Maryland, on the 17th day of November, 1998.

                                       MICROLOG CORPORATION

                                       By:/s/ Richard A. Thompson
                                          --------------------------------------
                                          Richard A. Thompson
                                          President, Chief Executive Officer and
                                          Director


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard A. Thompson, Steven R. Delmar and Joe J. Lynn, jointly and severally, each in his own capacity, as true and lawful attorneys-in-fact, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                                       TITLE                               DATE

    /s/  Richard A. Thompson                      President, Chief Executive Officer and       November 17, 1998
-----------------------------------                              Director
         Richard A. Thompson

    /s/  Steven R. Delmar                           Executive Vice President and Chief         November 18, 1998
-----------------------------------              Financial Officer (Principal Accounting
         Steven R. Delmar                                        Officer)

    /s/  Joe J. Lynn                                             Director                      November 18, 1998
-----------------------------------
         Joe J. Lynn

                  SIGNATURE                                       TITLE                               DATE

    /s/  David M. Gische                                         Director                      November 17, 1998
-----------------------------------
         David M. Gische

    /s/  Robert E. Gray, Jr.                                     Director                      November 17, 1998
-----------------------------------
         Robert E. Gray, Jr.

    /s/  David B. Levi                                           Director                      November 17, 1998
-----------------------------------
         David B. Levi

                                                EXHIBIT INDEX

Exhibit
 Number                              Description                                                  Page
 ------                              -----------                                                  ----

4.1     Microlog  Corporation 1989  Non-Employee  Director  Non-Qualified  Stock
        Option Plan, as amended and restated.
4.2     Amended and Restated Articles of Incorporation of Registrant, as amended                    *
        (incorporated  by reference to an Exhibit to  Registration  Statement on
        Form S-1 (File No. 33-31710)).
4.3     Bylaws of the Registrant,  as amended  (incorporated  by reference to an                    *
        Exhibit to Registration Statement on Form S-1 (File No. 33-31710)).
4.4     Form of  Common  Stock  Certificate  (incorporated  by  reference  to an                    *
        Exhibit to Registration Statement on Form S-1 (File No. 33-31710)).
5.1     Opinion  of  Hogan  &  Hartson  L.L.P.  regarding  the  legality  of the securities being registered.
23.1    Consent of Price Waterhouse LLP.
23.2    Consent of Hogan & Hartson  L.L.P.  (included in their  opinion filed as
        Exhibit 5.1 hereto).
24.1    Power of Attorney (included on signature pages).
99.1    Article  VII of the  Bylaws of  Microlog  Corporation  (incorporated  by                    *
        reference  to Exhibit 99.1 to  Registration  Statement on Form S-8 (File
        No. 333-07981)).
99.2    Sections 13.1-692,  13.1-697,  13.1-698, 13.1-702, 13.1-703 and 13.1-704
        of the Virginia Stock Corporation Act.

*incorporated by reference